UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018
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USA Truck, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	1-35740	71-0556971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas		72956
(Address of Principal Executive Offices)		(Zip Code)

(479) 471-2500
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition [ ]

EXPLANATORY NOTE

On October 18, 2018, USA Truck, Inc., a Delaware corporation (the "Company"), completed the acquisition of all the outstanding equity of Davis Transfer Company Inc., a Georgia corporation (“DTC”), Davis Transfer Logistics Inc., a Georgia corporation (“DTL”), and B & G Leasing, L.L.C., a Georgia limited liability company, (“B & G,” and collectively with DTC and DTL, “Davis”). This Amendment No. 1 to the Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K filed October 19, 2018 (the "Original Form 8-K") with the Securities and Exchange Commission. This Amendment No. 1 amends Item 9.01 of the Original Form 8-K to present certain financial statements of Davis and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of Davis. All of the other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Davis as of December 31, 2017 and 2016, and for the years then ended, the notes related thereto, and the report of Grant Thornton, LLP are filed as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The unaudited financial statements for Davis as of September 30, 2018, and the related statements of income and cash flows for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are filed as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 giving effect to the acquisition of Davis, are filed as Exhibit 99.4 and are incorporated in their entirety herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and Davis.

(d) Exhibits.

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of Independent Auditor - Grant Thornton, LLP
99.2	Davis Audited Financial Statements as of December 31, 2017 and 2016, and for the Years Then Ended, the Notes Thereto, and the Report of Grant Thornton, LLP
99.3	Davis Unaudited Condensed Financial Statements as of September 30, 2018 and for the Nine Months Ended September 30, 2018 and 2017, and the Notes Thereto.
99.4	Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the Nine Months Ended September 30, 2018 and the Year Ended December 31, 2017, and the Notes Thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TRUCK, INC.
(Registrant)

Date: December 21, 2018	By:	/s/ Jason R. Bates
Jason R. Bates
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

23.1	Consent of Independent Auditor - Grant Thornton LLP
99.2	Davis Audited Financial Statements as of December 31, 2017 and 2016, and for the Years Then Ended, the Notes Thereto, and the Report of Grant Thornton LLP
99.3	Davis Unaudited Condensed Financial Statements as of September 30, 2018 and for the Nine Months Ended September 30, 2018 and 2017, and the Notes Thereto.
99.4	Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the Nine Months Ended September 30, 2018 and the Year Ended December 31, 2017, and the Notes Thereto.